Exhibit 32.2

THE PROVIDENCE SERVICE CORPORATION

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of The Providence Service Corporation (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2016 (the “Report”) that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2016	/s/ David Shackelton
David Shackelton
Chief Financial Officer (Principal Financial Officer)